UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2007

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PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 6, 2007, Chesapeake Funding LLC (“Chesapeake”), a wholly-owned subsidiary of PHH Corporation (“PHH”, “Company”, “we” or “our”), entered into (i) an amendment (the “Series 2006-1 First Amendment”) to the Series 2006-1 Indenture Supplement, dated as of March 7, 2006 (the “Series 2006-1 Indenture Supplement”), by and among Chesapeake, as issuer, PHH Vehicle Management Services LLC (“VMS”), our wholly-owned subsidiary, as administrator, JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent, certain commercial paper conduit purchasers, certain banks and certain funding agents as set forth therein, and The Bank of New York as successor to JPMorgan, as indenture trustee (in such capacity, the “Indenture Trustee”) and (ii) an amendment (the “Series 2006-2 First Amendment”) to the Amended and Restated Series 2006-2 Indenture Supplement, dated as of December 1, 2006 (the “A&R Series 2006-2 Indenture Supplement”), by and among Chesapeake, as issuer, VMS, as administrator, JPMorgan, as administrative agent, certain commercial paper conduit purchasers, certain banks and certain funding agents as set forth therein, and the Indenture Trustee.

The Series 2006-1 First Amendment extended the maturity date of the available funding under the Series 2006-1 Indenture Supplement from March 6, 2007 to March 4, 2008. In addition, the Series 2006-1 First Amendment increased the available funding under the Series 2006-1 Indenture Supplement from $2.7 billion to $2.9 billion to accommodate expected growth in vehicle and lease receivable assets.

The foregoing description of the Series 2006-1 First Amendment and the Series 2006-2 First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the respective agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K (the “Form 8-K”) and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Form 8-K relating to the Series 2006-1 First Amendment and the Series 2006-2 First Amendment is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1
 First Amendment, dated as of March 6, 2007, to the Series 2006-1 Indenture Supplement, dated as of March 7, 2006, among Chesapeake Funding LLC, as issuer, PHH Vehicle Management Services, LLC, as administrator, JPMorgan Chase Bank, N.A., as administrative agent, certain commercial paper conduit purchasers, certain banks, certain funding agents as set forth therein, and The Bank of New York as successor to JPMorgan Chase Bank, N.A., as indenture trustee.

Exhibit 10.2
 First Amendment, dated as of March 6, 2007, to the Amended and Restated Series 2006-2 Indenture Supplement, dated as of December 1, 2006, among Chesapeake Funding LLC, as issuer, PHH Vehicle Management Services, LLC, as administrator, JPMorgan Chase Bank, N.A., as administrative agent, certain commercial paper conduit purchasers, certain banks, certain funding agents as set forth therein, and The Bank of New York as successor to JPMorgan Chase Bank, N.A., as indenture trustee.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. For example, our statement regarding expected growth in vehicle and lease receivable assets is a forward-looking statement.

You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2005, in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By: /s/ Clair M. Raubenstine
Name: Clair M. Raubenstine
Title: Executive Vice President and Chief Financial Officer

Dated: March 7, 2007